                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                    Distribution Date: 1/15/2003

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                0.00

(ii)   Monthly Interest Distributed                            1,808,333.33     172,082.35      255,626.14        2,236,041.82
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)  Collections of Principal Receivables                  217,496,483.97  18,124,603.43   23,303,298.28      258,924,385.68

(iv)   Collections of Finance Charge Receivables              19,230,191.38   1,602,506.79    2,060,386.81       22,893,084.98

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                    Investor Interest      1,400,000,000.00 116,666,000.00  150,000,666.67    1,666,666,666.67
                                    Adjusted Interest      1,400,000,000.00 116,666,000.00  150,000,666.67    1,666,666,666.67

                                            Series
       Floating Investor Percentage           5.28%                  84.00%          7.00%           9.00%             100.00%
       Fixed Investor Percentage              5.28%                  84.00%          7.00%           9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                    Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                 7,709,968.13     642,493.67      826,071.69        9,178,533.49

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                       1,166,666.67      97,221.67      125,000.56        1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.56%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,400,000,000.00 116,666,000.00  150,000,666.67    1,666,666,666.67

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                        18,063,524.71   1,505,285.12    1,935,386.25       21,504,196.09

(xxii) Certificate Rate                                            1.55000%       1.77000%        2.04500%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                    Distribution Date: 1/15/2003

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                0.00

(ii)   Monthly Interest Distributed                            1,447,083.33     136,562.03      212,545.22        1,796,190.58
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)  Collections of Principal Receivables                  178,657,826.12  14,888,100.39   19,141,961.72      212,687,888.23

(iv)   Collections of Finance Charge Receivables              15,796,228.63   1,316,347.81    1,692,457.65       18,805,034.09

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                    Investor Interest      1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00
                                    Adjusted Interest      1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00

                                           Series
       Floating Investor Percentage          4.34%                   84.00%          7.00%           9.00%             100.00%
       Fixed Investor Percentage             4.34%                   84.00%          7.00%           9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                    Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                 6,333,188.11     527,763.84      678,557.70        7,539,509.65

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         958,333.33      79,860.83      102,678.85        1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.56%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                        14,837,895.30   1,236,486.97    1,589,778.80       17,664,161.07

(xxii) Certificate Rate                                            1.51000%       1.71000%        2.07000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


           By:
               ---------------------------------
           Name: Patricia M. Garvey
           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                    Distribution Date: 1/15/2003
                                                       Period Type: Accumulation

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00  50,000,000.00   21,428,572.00       71,428,572.00

(ii)   Monthly Interest Distributed                                    0.00      74,166.67       36,071.43          110,238.10
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)  Collections of Principal Receivables                   93,212,778.85   7,767,731.57    9,987,083.56      110,967,593.97

(iv)   Collections of Finance Charge Receivables                       0.00     686,792.55      294,339.67          981,132.22

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                          Investor Interest            0.00  50,000,000.00   21,428,572.00       71,428,572.00
                                          Adjusted Interest            0.00  50,000,000.00   21,428,572.00       71,428,572.00

                                             Series
       Floating Investor Percentage              0.23%                0.00%         70.00%          30.00%             100.00%
       Fixed Investor Percentage                 2.26%               84.00%          7.00%           9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                          Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                         0.00     275,356.00      118,009.72          393,365.72

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                               0.00      41,666.67       17,857.14           59,523.81

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.56%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)                    0.00           0.00            0.00                0.00

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                               -49.82     645,125.88      276,482.53          921,558.59

(xxii) Certificate Rate                                            1.58000%       1.78000%       2.02000%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                    Distribution Date: 1/15/2003
                                                       Period Type: Accumulation



Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------


(i)    Monthly Principal Distributed                                   0.00  28,409,000.00   17,045,455.00       45,454,455.00

(ii)   Monthly Interest Distributed                                    0.00     151,230.58       29,403.41          180,633.99
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00            0.00                0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                   77,677,315.70   4,413,469.72    6,178,891.64       88,269,677.06

(iv)   Collections of Finance Charge Receivables                       0.00     390,221.79      234,133.83          624,355.62

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                            Investor Interest          0.00  28,409,000.00   17,045,455.00       45,454,455.00
                                            Adjusted Interest          0.00  28,409,000.00   17,045,455.00       45,454,455.00

                                              Series
       Floating Investor Percentage               0.14%               0.00%         62.50%          37.50%             100.00%
       Fixed Investor Percentage                  1.80%              88.00%          5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                            Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                         0.00     156,451.77       93,871.37          250,323.14

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                               0.00      23,674.17       14,204.55           37,878.71

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.56%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)                    0.00           0.00            0.00                0.00

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                               -38.23     366,547.62      219,929.28          586,438.68

(xxii) Certificate Rate                                            6.19400%       6.38800%        2.07000%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                0.00

(ii)   Monthly Interest Distributed                            3,000,000.00     174,711.25       74,944.75        3,249,656.00
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00            0.00                0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                   93,212,778.85   5,296,039.38    7,414,794.12      105,923,612.35

(iv)   Collections of Finance Charge Receivables               8,241,510.59     468,255.16      655,587.20        9,365,352.95

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                        Investor Interest    600,000,000.00  34,090,000.00   47,728,182.00      681,818,182.00
                                        Adjusted Interest    600,000,000.00  34,090,000.00   47,728,182.00      681,818,182.00

                                              Series
       Floating Investor Percentage               2.16%              88.00%          5.00%           7.00%             100.00%
       Fixed Investor Percentage                  2.16%              88.00%          5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                            Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                 3,304,272.06     187,737.72      262,844.83        3,754,854.61

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         500,000.00      28,408.33       39,773.49          568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.57%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          600,000,000.00  34,090,000.00   47,728,182.00      681,818,182.00

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                         7,744,687.29     439,846.83      615,813.71        8,800,347.83

(xxii) Certificate Rate                                            6.00000%       6.15000%        2.07000%

----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              855,833.33      80,346.23      127,631.47        1,063,811.04
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)  Collections of Principal Receivables                  100,980,510.42   8,414,938.96   10,819,444.00      120,214,893.38

(iv)   Collections of Finance Charge Receivables               8,928,303.14     744,016.10      956,613.07       10,628,932.31

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                     Investor Interest       650,000,000.00  54,166,000.00   69,643,524.00      773,809,524.00
                                     Adjusted Interest       650,000,000.00  54,166,000.00   69,643,524.00      773,809,524.00

                                              Series
       Floating Investor Percentage               2.45%              84.00%          7.00%           9.00%             100.00%
       Fixed Investor Percentage                  2.45%              84.00%          7.00%           9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                 3,579,628.06     298,298.67      383,535.25        4,261,461.98

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         541,666.67      45,138.33       58,036.27          644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.56%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          650,000,000.00  54,166,000.00   69,643,524.00      773,809,524.00

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                         8,386,636.47     698,877.77      898,576.80        9,984,091.04

(xxii) Certificate Rate                                            1.58000%       1.78000%        2.27000%

----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              987,500.00      94,270.83      168,750.00        1,250,520.83
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                    0.00                0.00

(iii)  Collections of Principal Receivables                  116,515,973.56   9,709,664.46   12,483,854.33      138,709,492.35

(iv)   Collections of Finance Charge Receivables              10,301,888.24     858,490.69    1,103,773.74       12,264,152.67

(v)    Aggregate Amount of Principal Receivables                                                             31,561,967,866.54

                                     Investor Interest       750,000,000.00  62,500,000.00   80,357,143.00      892,857,143.00
                                     Adjusted Interest       750,000,000.00  62,500,000.00   80,357,143.00      892,857,143.00

                                             Series
       Floating Investor Percentage              2.83%               84.00%          7.00%           9.00%             100.00%
       Fixed Investor Percentage                 2.83%               84.00%          7.00%           9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.51%
               30 to 59 days                                                                                             1.40%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           2.02%
                                                                                                            -------------------
                                          Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                 4,130,340.07     344,195.01      442,536.44        4,917,071.51

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                         625,000.00      52,083.33       66,964.29          744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.56%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          750,000,000.00  62,500,000.00   80,357,143.00      892,857,143.00

(xiv)  LIBOR                                                                                                          1.42000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                         9,676,888.24     806,407.35    1,036,809.46       11,520,105.05

(xxii) Certificate Rate                                            1.58000%       1.81000%        2.62000%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                     Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                 4,717,500.00
       Class B Note Interest Requirement                   279,708.54
       Net Class C Note Interest Requirement                92,622.83                                        5,089,831.37

(iii)  Collections of Principal Receivables                                                                150,058,592.02

(iv)   Collections of Finance Charge Receivables                                                            13,267,595.82

(v)    Aggregate Amount of Principal Receivables                                                        31,561,967,866.54

                        Investor Interest                                                                  965,910,000.00
                        Adjusted Interest                                                                  965,910,000.00


       Floating Investor Percentage                                                                                 3.06%
       Fixed Investor Percentage                                                                                    3.06%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.51%
               30 to 59 days                                                                                        1.40%
               60 to 89 days                                                                                        1.07%
               90 or more days                                                                                      2.02%
                                                                                                       -------------------
                                          Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                                                               5,319,382.37

(viii) Investor Charge-Offs                                                                                          0.00

(ix)   Reimbursed Investor Charge-Offs                                                                               0.00

(x)    Net Servicing Fee                                                                                       804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                             9.56%

(xii)  Reallocated Monthly Principal                                                                                 0.00

(xiii) Accumulation Shortfall                                                                                        0.00

(xiv)  Principal Funding Investment Proceeds                                                                         0.00

(xv)   Principal Funding Investment Shortfall                                                                        0.00

(xvi)  Available Investor Finance Charge Collections                                                        12,462,670.82

(xxii) Note Rate                          Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.37000%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     993,750.00
       Class B Note Interest Requirement                      92,187.50
       Net Class C Note Interest Requirement                 134,518.42                                       1,220,455.92

(iii)  Collections of Principal Receivables                                                                 138,709,470.14

(iv)   Collections of Finance Charge Receivables                                                             12,264,150.70

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.83%
       Fixed Investor Percentage                                                                                     2.83%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,917,070.73

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,520,103.20

(xxii) Note Rate                          Class A              1.59000%
                                          Class B              1.77000%
                                          Class C              2.15000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,140,000.00
       Class B Note Interest Requirement                     106,875.00
       Net Class C Note Interest Requirement                 157,405.33                                       1,404,280.33

(iii)  Collections of Principal Receivables                                                                 166,451,457.38

(iv)   Collections of Finance Charge Receivables                                                             14,716,989.08

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,071,429,000.00
                        Adjusted Interest                                                                 1,071,429,000.00


       Floating Investor Percentage                                                                                  3.39%
       Fixed Investor Percentage                                                                                     3.39%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,900,488.18

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.57%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         13,828,972.70

(xxii) Note Rate                          Class A              1.52000%
                                          Class B              1.71000%
                                          Class C              2.10000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3
                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     968,750.00
       Class B Note Interest Requirement                      92,187.50
       Net Class C Note Interest Requirement                 132,509.48                                       1,193,446.98

(iii)  Collections of Principal Receivables                                                                 138,709,470.14

(iv)   Collections of Finance Charge Receivables                                                             12,264,150.70

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.83%
       Fixed Investor Percentage                                                                                     2.83%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,917,070.73

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,520,103.20

(xxii) Note Rate                          Class A              1.55000%
                                          Class B              1.77000%
                                          Class C              2.12000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     928,200.00
       Class B Note Interest Requirement                      90,241.67
       Net Class C Note Interest Requirement                 135,711.79                                       1,154,153.46

(iii)  Collections of Principal Receivables                                                                 132,051,436.70

(iv)   Collections of Finance Charge Receivables                                                             11,675,473.34

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                   850,000,000.00
                        Adjusted Interest                                                                   850,000,000.00


       Floating Investor Percentage                                                                                  2.69%
       Fixed Investor Percentage                                                                                     2.69%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,681,052.08

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,967,140.00

(xxii) Note Rate                          Class A              1.56000%
                                          Class B              1.82000%
                                          Class C              2.27000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     641,666.67
       Class B Note Interest Requirement                      61,804.57
       Net Class C Note Interest Requirement                  97,269.48                                         800,740.72

(iii)  Collections of Principal Receivables                                                                  92,472,980.09

(iv)   Collections of Finance Charge Receivables                                                              8,176,100.47

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                   595,238,000.00
                        Adjusted Interest                                                                   595,238,000.00


       Floating Investor Percentage                                                                                  1.89%
       Fixed Investor Percentage                                                                                     1.89%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,278,047.15

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          7,680,068.80

(xxii) Note Rate                          Class A              1.54000%
                                          Class B              1.78000%
                                          Class C              2.32000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     931,250.00
       Class B Note Interest Requirement                      91,666.67
       Net Class C Note Interest Requirement                 142,554.11                                       1,165,470.78

(iii)  Collections of Principal Receivables                                                                 138,709,470.14

(iv)   Collections of Finance Charge Receivables                                                             12,264,150.70

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.83%
       Fixed Investor Percentage                                                                                     2.83%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,917,070.73

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,520,103.20

(xxii) Note Rate                          Class A              1.49000%
                                          Class B              1.76000%
                                          Class C              2.27000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Distribution allocable to:
       Class A Note Interest Requirement                   1,081,010.00
       Class B Note Interest Requirement                     105,000.00
       Net Class C Note Interest Requirement                 163,410.92                                       1,349,420.92

(iii)  Collections of Principal Receivables                                                                 155,354,631.41

(iv)   Collections of Finance Charge Receivables                                                             13,735,850.98

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.17%
       Fixed Investor Percentage                                                                                     3.17%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,507,120.10

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,902,517.65

(xxii) Note Rate                          Class A              5.50000%
                                          Class B              1.80000%
                                          Class C              2.32000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,596,000.00
       Class B Note Interest Requirement                     163,625.00
       Net Class C Note Interest Requirement                 256,366.42                                       2,015,991.42

(iii)  Collections of Principal Receivables                                                                 233,031,947.11

(iv)   Collections of Finance Charge Receivables                                                             20,603,776.48

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.75%
       Fixed Investor Percentage                                                                                     4.75%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,260,680.14

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         19,353,776.48

(xxii) Note Rate                          Class A              1.52000%
                                          Class B              1.87000%
                                          Class C              2.42000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,302,000.00
       Class B Note Interest Requirement                     133,000.00
       Net Class C Note Interest Requirement                 214,093.13                                       1,649,093.13

(iii)  Collections of Principal Receivables                                                                 186,425,557.69

(iv)   Collections of Finance Charge Receivables                                                             16,483,021.18

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,200,000,000.00
                        Adjusted Interest                                                                 1,200,000,000.00


       Floating Investor Percentage                                                                                  3.80%
       Fixed Investor Percentage                                                                                     3.80%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,608,544.11

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         15,483,021.18

(xxii) Note Rate                          Class A              1.55000%
                                          Class B              1.90000%
                                          Class C              2.52000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,064,000.00
       Class B Note Interest Requirement                     105,583.33
       Net Class C Note Interest Requirement                 169,410.92                                       1,338,994.25

(iii)  Collections of Principal Receivables                                                                 155,354,631.41

(iv)   Collections of Finance Charge Receivables                                                             13,735,850.98

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.17%
       Fixed Investor Percentage                                                                                     3.17%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,507,120.10

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,902,517.65

(xxii) Note Rate                          Class A              1.52000%
                                          Class B              1.81000%
                                          Class C              2.40000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,440,600.00
       Class B Note Interest Requirement                     142,916.67
       Net Class C Note Interest Requirement                 228,775.32                                       1,812,291.99

(iii)  Collections of Principal Receivables                                                                 217,496,483.97

(iv)   Collections of Finance Charge Receivables                                                             19,230,191.38

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,400,000,000.00
                        Adjusted Interest                                                                 1,400,000,000.00


       Floating Investor Percentage                                                                                  4.44%
       Fixed Investor Percentage                                                                                     4.44%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,709,968.13

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         18,063,524.71

(xxii) Note Rate                          Class A              1.47000%
                                          Class B              1.75000%
                                          Class C              2.32000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,669,500.00
       Class B Note Interest Requirement                     163,625.00
       Net Class C Note Interest Requirement                 259,741.42                                       2,092,866.42

(iii)  Collections of Principal Receivables                                                                 233,031,947.11

(iv)   Collections of Finance Charge Receivables                                                             20,603,776.48

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.75%
       Fixed Investor Percentage                                                                                     4.75%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,260,680.14

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         19,353,776.48

(xxii) Note Rate                          Class A              1.59000%
                                          Class B              1.87000%
                                          Class C              2.45000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,543,500.00
       Class B Note Interest Requirement                     151,375.00
       Net Class C Note Interest Requirement                 238,366.42                                       1,933,241.42

(iii)  Collections of Principal Receivables                                                                 233,031,947.11

(iv)   Collections of Finance Charge Receivables                                                             20,603,776.48

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.75%
       Fixed Investor Percentage                                                                                     4.75%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,260,680.14

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         19,353,776.48

(xxii) Note Rate                          Class A              1.47000%
                                          Class B              1.73000%
                                          Class C              2.26000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,064,000.00
       Class B Note Interest Requirement                     103,833.33
       Net Class C Note Interest Requirement                 167,160.92                                       1,334,994.25

(iii)  Collections of Principal Receivables                                                                 155,354,631.41

(iv)   Collections of Finance Charge Receivables                                                             13,735,850.98

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.17%
       Fixed Investor Percentage                                                                                     3.17%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,507,120.10

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,902,517.65

(xxii) Note Rate                          Class A              1.52000%
                                          Class B              1.78000%
                                          Class C              2.37000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,139,600.00
       Class B Note Interest Requirement                     113,575.00
       Net Class C Note Interest Requirement                 192,127.01                                       1,445,302.01

(iii)  Collections of Principal Receivables                                                                 170,890,094.55

(iv)   Collections of Finance Charge Receivables                                                             15,109,436.08

(v)    Aggregate Amount of Principal Receivables                                                         31,561,967,866.54

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.49%
       Fixed Investor Percentage                                                                                     3.49%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,057,832.11

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         14,192,769.42

(xxii) Note Rate                          Class A              1.48000%
                                          Class B              1.77000%
                                          Class C              2.47000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,668,997.58
       Class B Note Interest Requirement                     167,564.38
       Net Class C Note Interest Requirement                 295,759.39                                       2,132,321.35

(iii)  Collections of Principal Receivables                                                                 177,305,731.12

(iv)   Collections of Finance Charge Receivables                                                             15,621,992.32

(v)    Aggregate Amount of Principal Receivables       as of November 12, 2002                           31,695,678,894.14
                                                       as of November 30, 2002                           31,561,967,866.54
                        Investor Interest                                                                   750,000,000.00
                        Adjusted Interest                                                                   750,000,000.00

       Floating Investor Percentage          Nov 13                                                                  2.37%
       Floating Investor Percentage                                                                                  2.38%
       Fixed Investor Percentage                                                                                     2.38%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,318,694.18

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,020,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)*         substitute Series 2002-6 Portfolio Yield              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         14,601,158.99

(xxii) Note Rate                          Class A              1.51383%
                                          Class B              1.82383%
                                          Class C              2.67000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                    Distribution Date: 1/15/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   2,118,658.08
       Class B Note Interest Requirement                     213,685.95
       Net Class C Note Interest Requirement                 365,848.09                                       2,698,192.12

(iii)  Collections of Principal Receivables                                                                 223,565,923.67

(iv)   Collections of Finance Charge Receivables                                                             19,691,360.77

(v)    Aggregate Amount of Principal Receivables       as of November 19, 2002                           31,642,804,848.78
                                                       as of November 30, 2002                           31,561,967,866.54
                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00

       Floating Investor Percentage          Nov 20                                                                  3.48%
       Floating Investor Percentage                                                                                  3.49%
       Fixed Investor Percentage                                                                                     3.49%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.51%
               30 to 59 days                                                                                         1.40%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       2.02%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                8,084,869.76

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,283,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)*         substitute Series 2002-6 Portfolio Yield              9.56%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         18,408,027.44

(xxii) Note Rate                          Class A              1.47402%
                                          Class B              1.78402%
                                          Class C              2.51402%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President